UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2024

Viad Corp

(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 East 1st Avenue
Scottsdale, Arizona		85251-4304
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 207-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Par Value	VVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On Friday, July 26, 2024, Viad provided an update regarding a wildfire that entered the Southwest end of the Jasper townsite in Jasper National Park, reporting that all team members and guests of Pursuit’s Banff Jasper Collection were safely evacuated and all six Pursuit lodging properties, which are located toward the Northeast section of the Jasper townsite, were not reached by the wildfire.

Pursuit remains focused on supporting its team members and the Jasper community who were impacted by the wildfire. Pursuit continues to work closely with the Municipality of Jasper, Parks Canada, the Provincial and Federal governments, and its tourism partners to address and recover from the current situation, and continues to assist guests whose travel plans have been impacted.

As of 1 p.m. Mountain Time on July 28, 2024, the Municipality of Jasper had confirmed that all critical infrastructure in the town was successfully protected, including the hospital, firehall, wastewater treatment plant, schools, library, and community center. Hot spots within the town have been extinguished and power is being restored.

The Jasper Wildfire Complex is still active and Jasper National Park remains closed. Crews from multiple government agencies and businesses continue to work on protecting the Jasper community and critical infrastructure, with attention focused on securing the fire’s perimeter and surrounding areas. For regular updates regarding the Jasper Wildfire Complex, visit https://jasper-alberta.ca. For updates regarding the impact on our Jasper operations, visit https://www.banffjaspercollection.com/jasper-wildfire/.

Viad is currently working with its insurance carriers to assess business impacts and determine available coverage and potential recoveries from policies in place, including property and business interruption.

The Municipality of Jasper has recommended the following organizations for those wishing to support the Jasper community with monetary donations:

•
Canadian Red Cross
•
Jasper Community Team Society

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viad Corp
(Registrant)

Date: July 29, 2024	By:	/s/ Jonathan A. Massimino
Jonathan A. Massimino
	Title:	General Counsel & Corporate Secretary